                                                                    EXHIBIT 10.3

[DELPHI AUTOMOTIVE SYSTEMS LOGO]


Date:    June 12, 1998

To:      W.J. Lovejoy, J.T. Battenberg III

From:    John Blahnik, Robert McCabe

Subject: Final Settlement of Delphi/SPO Business Relationship Agreement

c:       C. Hammaker, C. Maciejewski


The final meeting relative to the Delphi/SPO Business Relationship was held today. As you may be aware, an agreement was reached with SPO in December 1997 which dissolved the Delphi/SPO Partnership and set up this new "more arm's length" relationship. Since December, Delphi and SPO have been working together to clarify the agreement to ensure consistent understanding and administration of the agreement. The attached document is the amended agreement. Our signatures represent our agreement to this revised document.


/s/ John Blahnik                                  /s/ R. J. McCabe
---------------------------                       ------------------------
J. G. Blahnik                                     R. J. McCabe

                   DELPHI/SPO BUSINESS RELATIONSHIP AGREEMENT
                            EFFECTIVE JANUARY 1, 1998

                         OVERALL COMPONENTS OF AGREEMENT

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

* Royalty Fees - Royalty fees will be paid on all Delphi supplied ACDelco branded product sold to SPO USA. These royalty fees will apply to sales through all SPO channels of distribution.

    - Royalty fees will be calculated as a percentage of Delphi's selling price to SPO excluding core charges, setup, and tooling, and will be included in the per unit selling price to SPO. SPO will identify channel of distribution at time of RFQ (Request for Quote), or as soon as it is available, to ensure proper pricing from Delphi.

    - The percentage is Division/Product specific as defined in the attached detail

    -   Refer to Appendix A for a definitive discussion of royalty fees.

* Transition Fees - Transition fees are Division/Product specific amounts which will be paid in four equal quarterly installments on March 30, June 30, September 30, and December 31 of each year of the agreement or as mutually agreed.

*   Exception:  Delphi-I to be paid $500,000 total, one-time on January 30, 1998

    - Transition fee calculation will exclude any adjustment for new part numbers, except when a new part number replaces existing part numbers or supercessions. Delphi will assist SPO in identification of these replacements and supercessions.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

* Incentive Fees - Incentive fees apply to Delphi-Chassis only and will be paid in four equal quarterly installments on March 30, June 30, September 30, and December 31 of each year of the agreement.

* Engineering Development Fees - These engineering fees are amounts which are intended to 100% compensate Delphi for new non-Delphi produced product or new source development where SPO has exclusivity. These costs are incurred at the request of the Product Team. The work definition will be agreed upon in the joint Product Team. Delphi will determine if work will be done in-house or be outsourced. Advanced forecasts of these projects in time for budget allocation of resources will facilitate timely execution of the work. The amount to be reimbursed is jointly agreed upon prior to initiation of engineering work. To facilitate this process, Delphi is responsible for providing cost estimates to SPO. SPO will then provide the final authorizing documentation to Delphi in the form of an actual purchase order to Delphi for Engineering Services.

                       DELPHI/SPO BUSINESS RELATIONSHIP
                    OVERALL COMPONENTS OF AGREEMENT (CONT'D)

     - If the amount charged by Delphi for engineering services is considered to be unacceptable by SPO, an appeal can be made to the Price Review Committee.

     - Refer to Appendix B for detail of engineering functions and the responsible party for the release of Delphi/SPO related ACDelco products (excluding GM O.E. Service Parts).

* Engineering Maintenance Fees - Engineering Maintenance fees are similar to "Royalties" in that Delphi is compensated as a percentage to SPO total purchases; however, these fees apply to non-Delphi sourced product when Delphi provides engineering validation and ongoing technical support and where SPO holds the contract with another supplier. These fees are equal to 2% of the supplier's price to SPO.

     - It is the responsibility of the joint product teams to identify those part numbers that are eligible for engineering maintenance fees.

          * Exception: Dura Stop - Engineering Maintenance fee equal to 3% of SPO's purchase price

          * Option: Delphi Divisions may opt for a 1% Engineering Maintenance fee plus an Engineering "Retainer" fee at an agreed upon amount.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

          * "Retainer" fees are to be agreed and authorized in a similar manner to the Engineering Development fees.

* Bulk Sales will be exclusively administered by SPO for a 3% Administration fee for all Divisions and products other than Delphi Packard.

*   Refer to Appendix E for Bulk Sales parameters.

* Under no circumstances would a specific part number earn both Royalties and Engineering Maintenance Fees.

* Delphi is the Tier-1 supplier to SPO and is responsible for any/all make/buy decisions on Delphi produced product.

     -  Tier-1 supplier status means Delphi has engineering expertise.

     - Delphi is responsible for engineering and development of all new parts in product categories for which Delphi has engineering expertise. Delphi will be compensated via royalties or engineering fees as previously defined. Delphi may, at their discretion, contract engineering for all or part of these projects.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                        OVERALL COMPONENTS OF AGREEMENT


* The process for determining market based transfer prices of ACDelco branded product (See Appendix C) includes the utilization of a mutually agreeable Third Party to validate Delphi's selling prices to SPO when Delphi and SPO cannot agree on pricing

*     Delphi is free to match these prices or exit the business

         (Note: This process does not cover sale of the business)

        -   If Delphi chooses to exit the business

              - SPO and Delphi would jointly develop the part numbers to be included in the bid package

              - Delphi will honor GM O.E.M. commitments, however, this does not preclude Delphi from renegotiating with NAO or exiting the business.

              - Delphi will supply bridge runs for a maximum of six months. This does not preclude SPO from requesting more than a six month supply where Delphi is capable of producing additional volume within a six month time frame. This additional production request will be evaluated by Delphi in conjunction with exit plans. Delphi will not be held past due for any part for which the bridge run is complete.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                        OVERALL COMPONENTS OF AGREEMENT

         - Bridge run parts will be supplied at the higher of the current Delphi price or the new supplier price.

         -   SPO is source responsible

         - The Exit Responsibilities for Delphi and SPO, as noted above, are summarized in Appendix D.

         - Once Delphi ceases to provide ongoing engineering support, a maintenance fee will no longer be paid on the related product previously released but not produced by Delphi.

         - SPO will accept price increases as validated by Third Party evaluation

    - A Price Review Committee with two members from SPO and two members from Delphi will be named to mediate any instances where the Delphi Division and SPO cannot agree on pricing.

    -   Agreement on Third Party cannot be unreasonably delayed

    - Prices will be modified at completion of the study (effective date) and will not be retroactive to January 1, 1998.

         *  Separate studies may be conducted by division and by product line.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT


* New Private Label business, supported by a joint business case, will be aggressively pursued by both partners. Neither partner should be unfavorably impacted. Refer to Appendix F for Private Label parameters.

*   Unless otherwise agreed, e.g. Saginaw Reman lines

* SPO will commit sufficient resources to grow Aftermarket sales of Delphi produced product

     - Delphi is free to re-negotiate the agreement if adequate sales growth is not achieved.

     - SPO is free to obtain product (volume) which Delphi is unable to produce (i.e. cannot meet SPO production schedule).

          * Delphi must validate potential suppliers and will receive engineering fees accordingly.

*   U.S. Agreement only

* This agreement is in effect indefinitely and can be terminated by either party with 12 months notice; however, the agreement cannot be terminated prior to December 31, 2000.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

     - If plants/facilities/product lines are sold, that portion of the agreement is considered terminated with respect to all Royalty fees, Transition fees, Incentive fees, and exclusivity related to Bulk and Private label sales.

     - Packaging conversion (i.e. new ACDelco graphics) already agreed to but not yet fully implemented will be carried out by Delphi; significant expense items such as old packaging scrap will be paid by SPO. Delphi will submit detailed quotes to SPO for completion of packaging conversion. SPO will issue a Purchase Order to Delphi prior to initiation of this work.

     - Where applicable, Delphi will continue to maintain packaging dimensions/specifications for Delphi supplied products.

*   Additional conditions:

     - Both Delphi and SPO will make a good faith effort to initiate Third Party validation of transfer prices for ACDelco branded product at the earliest possible date, with the objective of completion by the end of calendar year 1998.

     - For all Delphi Divisions, with the exception of Delphi-E, existing pricing will carry over (with the addition of Royalty Fees) until such time as the joint internal or Third Party validation has been completed.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

        Additional Conditions (con't)

         * Prices will be modified at completion of the study and will not be retroactive to January 1, 1998.

         * Each Delphi Division, in conjunction with SPO, will prioritize the product lines. If sufficient progress is not being made, matter should be referred to Price Review Committee

         * Warranty policy is for new defect only unless warranty rate is significantly above current levels (i.e. 1997 experience)

             -  Delphi reserves the right to audit.

    - SPO will work aggressively with Delphi to reduce warranty expense on all private label business. Warranty levels will be reviewed by the joint Product Teams quarterly to ensure these costs are within Business Case assumptions.

    - SPO and Delphi will work together to initiate actions to reduce warranty costs which exceed those assumptions and/or unreasonable warranty expense.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT



    Additional conditions: (con't)

     - SPO will provide annual and quarterly sales forecasts for Delphi produced ACDelco branded product based on the following schedule:

     - Annual Sales forecast - December 23, 1997 for 1998 Calendar year; September 1, 1998 for 1999 Calendar year; and September 1, 1999 for 2000 Calendar year.

     - Quarterly analysis of performance to forecast and updated forecast to be provided as follows:

             -  Quarter 1 - December 15 of each year for Quarter 1 of next year

             -  Quarter 2 - April 15 of each year for Quarter 2

             -  Quarter 3 - July 15 of each year for Quarter 3

             -  Quarter 4 - October 15 of each year for Quarter 4

         * The quarterly reviews noted above will be conducted with the appropriate Delphi Divisional Aftermarket Business Team and/or with the Delphi General Sales Manager. The exact dates may vary according to the respective Business Team/Sales meeting schedules.

         * The format and frequency of the sales forecasts currently provided to the respective Delphi Divisions are detailed in Appendix G.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                         OVERALL COMPONENTS OF AGREEMENT

    Additional conditions: (con't)

             - Each Delphi plant will be responsible for coordinating with their respective SPO Supplier Management representative any desired changes relative to forecast frequency and the level of detail required in the forecast (i.e., plant level, manufacturing process level, product type level, or part number.) Specific high level groupings will require Delphi to advise SPO which parts belong to which groups. Upon receipt of this information, SPO will update their system so future forecasts and performance checks will have parts categorized correctly. As new parts are released, Delphi will be responsible for advising SPO of the appropriate grouping.

             - These forecasts do not represent a commitment to purchase. They are meant for planning purposes only.

        * According to common practice, SPO Supplier Management will continue to issue material schedules in response to the lead times provided by each of the Delphi plants. These are issued weekly and cover periods ranging from 3 to 16 weeks.

                                DIVISION SPECIFIC

                             COMPONENTS OF AGREEMENT

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi-Packard

     -   Royalty - 2% on all ACDelco product

     -   Transition fee - $0

     -   All other conditions as set forth in the Overall Agreement

     -   Additional conditions:

           * Delphi-Packard is free to continue to sell bulk components to Pioneer and Beck.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT



*   Delphi-Interior

     -  Royalty - 2% on all ACDelco product (current product portfolio only)

     - Transition Fee - $500,000 Lump Sum payable one-time only on January 30, 1998

     -  All other conditions as set forth in Overall Agreement

     -  Additional conditions:

         * If plants/facilities or product lines are sold, this agreement is terminated with respect to all Royalty and Transition fees.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi-Saginaw

     -  Royalty - 2% on all ACDelco product
                  1.5% on non-exclusive Reman products

     -  Transition Fee - $0

     -  All other conditions as set forth in Overall Agreement

     -  Additional Conditions:

         * Delphi-Saginaw is free to develop Private Label customer base for Remanufactured Rack & Pinion, Remanufactured Half Shafts, and Remanufactured Power Steering Pumps.

         *  Delphi-Saginaw will not sell to the existing ACDelco customer base

            - SPO will approve Delphi-Saginaw customer list for nationally branded manufacturers and marketers of like product

         *  Delphi-Saginaw is free to sell direct to low volume O.E. customers

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi-Harrison

     -  Royalty - 3% on Compressors when Delphi-Harrison implements
                  ACDelco brand on product for GM O.E. and Aftermarket
                  2% on all other Delphi-Harrison produced ACDelco product

     -  Transition Fee - $0

     -  All other conditions as set forth in Overall Agreement

     -  Additional conditions:

         * SPO will assign a dedicated resource to grow sales of Delphi-Harrison produced product

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi-Chassis

     -  Royalty - 2% on all Delphi-Chassis produced ACDelco product

     -  Transition Fee: $0

     - Engineering Maintenance Fees - 3% on all purchases of Dura Stop Branded Product; 2% on Delphi-Chassis like product purchased from outside suppliers (Specific products to be defined)


     -  Incentive Fees (Amount payable each year of the agreement):

         *  $8.1 Million on Delphi-Chassis produced ACDelco product

         *  $1.4 Million on Dura Stop Product


     -  All other conditions as set forth in Overall Agreement

     -  Additional conditions

         * Transfer price increases would result in reduction of Incentive Fee amount

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi Energy & Engine

     -  Royalty - 3.0% on ACDelco Branded Batteries
                  2.0% on all other ACDelco product

     - Transition Fee - A calculation of net price adjustments based on the difference between 1997 calendar year end pricing and revised pricing including royalty, at actual monthly volume levels, will be utilized for calculation of the transition fee, if any. When net price adjustments exceed $53 million per year, (amount may be lower based on final calendar year 1997 Partnership financials) transition fees will be paid for the first two years of the agreement (1998 & 1999). (See attached forecast of 1997 Delphi/SPO Partnership Adjustment). This transition fee calculation will include all Delphi Energy & Engine Products including Private Label Batteries.

     -  All other conditions as set forth in Overall Agreement

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

                      ESTIMATED 1997 PARTNERSHIP ADJUSTMENT

                                                   $MILS
                                                   -----

               Delphi-Engine                       ($39)
               Delphi-Energy                       ($14)
               Delphi-Harrison                     ($ 6)
               Delphi-Chassis                       $11
               Delphi-Saginaw                      ($ 1)
               Delphi-Packard                      ($ 1)
               Delphi-Interior                     ($ 0)
                                                   -----
                  Total Partnership Adj.           ($50)

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi Energy & Engine

     -  Additional conditions:

         * If plants/facilities or product lines are sold, this agreement is terminated with respect to royalty and transition fees. Exclusivity related to Bulk and Private Label sales will also be terminated.

         * Delphi-E will reduce prices effective January 1, 1998 based on the attached detail.

         * Delphi will provide BDC (Battery Distribution Center) services based on the existing customer service levels. Any changes from the existing customer service levels will result in an adjusted price up or down as appropriate. (Customer Service Menus as of December 19,
            1997)

                        DELPHI/SPO BUSINESS RELATIONSHIP
                   DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi Energy & Engine

     -  Additional conditions (con't):

         * Any changes to the existing Junk Battery programs, policies, pricing, and return rates will be jointly developed and agreed to with the intent of maximizing returns.

         * For ACDelco branded batteries, Delphi and SPO will implement a Lead Adjustment policy in conjunction with industry practice. A third party review of current industry practices will be completed and appropriate policy will be implemented on or before April 1, 1998.

         *  "Meet Comp" customer allowances will be SPO's responsibility.

         * ACDelco recognizes the need to improve the Core Management Process at both SPO and Delphi-E. SPO will work with Delphi-E to find a mutually satisfactory solution.


         *  Target completion April 1, 1998

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi Energy & Engine

     -  Additional conditions (con't):

         * Warranty policy is new defect only. Delphi-E reserves the right to audit.

         * Any changes in labeling, cartons, graphics, etc. will be negotiated with SPO.

                        DELPHI/SPO BUSINESS RELATIONSHIP
                    DIVISION SPECIFIC COMPONENTS OF AGREEMENT

*   Delphi Energy & Engine

     -  Schedule of Price Adjustments effective January 1, 1998*

         *  Spark Plugs

             -  Rapid Fire                      No change

             -  Conventional                      (16.7%)

             -  Platinum                            3.6%

             -  Non-automotive                    (23.5%)

         *  Panel Air Filters                     (38.3%)
         *  L.D. Oil Filters                      (25.4%) (e.g. PF47 @ $1.17)
         *  Electric Fuel Pumps                   ( 3.5%)
         *  Batteries                             ($1.60) per unit (Weighted
                                                  Average excluding Sears)
         *  Reman Generators                      ( 5.0%)

* Price adjustments to be implemented on a percentage basis across the applicable product lines, except batteries, where individual prices will be adjusted but in total will average $1.60 based on 1997 Volumes. All other Delphi-E product lines will be carryover pricing on January 1, 1998. Prices will be modified based on timeline set forth in "Administration of Agreement" section.

                           ADMINISTRATION OF AGREEMENT

                        DELPHI/SPO BUSINESS RELATIONSHIP
                           ADMINISTRATION OF AGREEMENT




* Proposed implementation time table for modification of pricing to reflect market based reductions (Delphi-E only) and inclusion of royalty

* January 30, 1998 - Completion of ACDelco part number identification. SPO will provide Delphi with complete list of ACDelco part numbers and prices.

* February 28, 1998 - Delphi will complete validation of ACDelco part number list and selling prices.

         *   All disputed pricing will be resolved

    - March 30, 1998 - Purchasing will input all selling prices, including Royalty, retroactive to January 1, 1998.

            DELPHI ENGINE & ENERGY MARKET-BASED TRANSFER PRICING AND
                       TRANSITION FEE CALCULATION PROCESS


* The December 31, 1997 Price Tape is the Basis for calculating Transition Fees for 1998 and 1999.

*  A Quarterly Price Tape will be compared to the December 31, 1997 Price Tape.

*  Estimated Market-Based prices will be implemented starting January 1, 1998.

    - Transfer Prices will include Royalty Fees calculated off the estimated market-based prices.

* The Per Unit Differential will be applied to SPO's Quarterly U.S. purchases of ACDelco branded product to calculate the new market-based price differential.

* The annual price adjustment for Delphi E & E is estimated to be $53m for 1998 and for 1999.

    -   The price adjustment will be finalized in the 1st quarter of 1998.

            DELPHI ENGINE & ENERGY MARKET-BASED TRANSFER PRICING AND
                       TRANSITION FEE CALCULATION PROCESS

* On a quarterly basis, the price adjustment will be established at 25% of the $53m estimate, or 25% of the final 1997 price adjustment.

* The new market-based price differential less the quarterly price adjustment will equal the Transition Fee due Delphi.

    -  Transfer Price increases to SPO are not excluded from this calculation.

* The Transition Fee calculation will be completed at the end of each quarter from 1998 through 1999.

    - Once a system for processing is in place, the transition fee calculation will be completed monthly.

*  The Transition Fee amount will be transferred to Delphi-A.

                   SETTLEMENT OF 1997 PARTNERSHIP ADJUSTMENT

                             DELPHI/SPO PARTNERSHIP
                    SETTLEMENT OF 1997 PARTNERSHIP ADJUSTMENT


* It is agreed that the 1997 Partnership Adjustment from Delphi will be no more than $50.0 Million, and may be less, based on final calculation of 1997 Calendar Year Delphi/SPO Partnership Financials.

                             DELPHI/SPO PARTNERSHIP
                    SETTLEMENT OF 1997 PARTNERSHIP ADJUSTMENT


                      MAXIMUM 1997 PARTNERSHIP ADJUSTMENT*


                                    $MILS
                                    -----
      Delphi-Engine                 ($39)
      Delphi-Energy                 ($14)
      Delphi-Harrison               ($ 6)
      Delphi-Chassis                 $11
      Delphi-Saginaw                ($ 1)
      Delphi-Packard                ($ 1)
      Delphi-Interior               ($ 0)
                                    ----
            Total Partnership Adj.  ($50)






* Adjustments may be less based on final 1997 Calendar Year Partnership results.

                                   APPENDICES

                                                                      APPENDIX A
                                                                     Page 1 of 3


                              DELPHI/SPO AGREEMENT
                                  ROYALTY FEES


In recognition of the exclusive supply and selling agreement between Service Parts Operations and Delphi Automotive Systems and its several divisions, SPO agrees to pay Delphi certain royalty fees as compensation for exclusivity in the domestic automotive aftermarket. This applies to both current and future Delphi product.

ROYALTY ELIGIBLE PRODUCTS

Royalty fees will be paid on all agreed upon products, purchased by Service Parts Operations - U.S. from Delphi. The agreed upon parts are defined as those released into the SPO system as ACDelco exclusive and ACDelco common. Certain ACDelco branded parts are introduced with GM dealer exclusive distribution. Consistent with other dealer exclusive parts, for the length of time these items are dealer exclusive, they will not earn automatic royalty fees. If such ACDelco branded part numbers are identified to the SPO Finance Staff by Delphi, a manual royalty calculation and payment will be made.

ROYALTY FEE SPECIFICS

Royalty fees will be calculated as a percentage of the agreed upon market based transfer price. It is expected that Worldwide Purchasing will increase the contract price SPO pays to Delphi by 1.5% to 3% based on the product line.

                                                                      APPENDIX A
                                                                     Page 2 of 3

                              DELPHI/SPO AGREEMENT
                                  ROYALTY FEES

The base level of royalty fees is 2%. Three exceptions to the 2% fee are as follows:

     1. ACDelco branded batteries will earn 3% in recognition of the value of the ACDelco brand. If, at some point in time, ACDelco is no longer specified on GM O.E. Batteries, the royalty would be reduced to 2%.

     2. Air conditioning compressors can earn 3% when O.E. General Motors compressors are clearly identified as ACDelco brand. ACDelco aftermarket compressors must also be branded ACDelco to achieve this additional royalty.

     3. Per the request of Delphi Saginaw, certain Delphi Saginaw products will earn 1.5% royalty fee and Delphi Saginaw will be able to market these products outside our exclusive relationship. (Refer to exclusivity exceptions detailed below.)

PRIVATE LABEL PRODUCTS

Due to the extremely competitive nature of private label business agreements, royalty fees will not apply to these purchases.

                                                                      APPENDIX A
                                                                     Page 3 of 3

                             DELPHI/SPO PARTNERSHIP
                                  ROYALTY FEES

EXCLUSIVITY EXCEPTIONS

It is generally accepted that under certain circumstances, SPO or Purchasing may request that Delphi supply parts or components to a SPO approved supplier (i.e., where Delphi would be the Tier II supplier). For example , SPO may request Delphi to sell Oil Filters to an Engine Remanufacturer. In these cases, it is approved that Delphi at their option sell the "competitor" the parts or components direct. These instances will be discussed by Delphi and SPO on a case by case basis.

Whereas the foundation of this agreement is the exclusive distribution relationship between Delphi and SPO, the following exception exists for Delphi
Saginaw:

Delphi Saginaw will be able to sell private label remanufactured rack and pinion, remanufactured half shafts, remanufactured power steering pumps and potentially other remanufactured product lines as mutually agreed. Delphi Saginaw will develop a list of nationally branded manufacturers and marketers and SPO (ACDelco sales management and the General Product Manager) will approve those on the list or respond with exceptions to Delphi Saginaw. This list will be agreed upon prior to developing a sales supply arrangement for these private label products. Additionally, prices to the private label customers will not disadvantage SPO's ACDelco competitive position.

                                                                      APPENDIX B
                                                                     Page 1 of 1


                              DELPHI/SPO AGREEMENT
                 ENGINEERING RESPONSIBILITY FOR RELATED ACDELCO
                         PRODUCTS WHERE DELPHI RECEIVES
                    A ROYALTY OR ENGINEERING MAINTENANCE FEE
                       (EXCLUDING GM O.E. SERVICE PARTS)


------------------------------------------------------------------------------------------------------------------
                                                                                             SPO           SPO
                                                          SPO       DELPHI     SPO           SPECS/      SUPPLIER
                 FUNCTION/TASK                            MKTG        ENG.     ENG.         CATALOG        MGMT
------------------------------------------------------------------------------------------------------------------


Identify new product opportunities                         R           C
------------------------------------------------------------------------------------------------------------------
Identify lack of product coverage                          R           C
------------------------------------------------------------------------------------------------------------------
Initiate NPR (new part release)                            R           I
------------------------------------------------------------------------------------------------------------------
Identify and communicate catalog corrections               R           I
------------------------------------------------------------------------------------------------------------------
Investigate and communicate catalog
technical corrections to Specifications                    I           R                       I
------------------------------------------------------------------------------------------------------------------
Investigate NPR for need for new part
number or added application                                I           R
------------------------------------------------------------------------------------------------------------------
Communicate release of added/revised usage
for existing part via Engineering document                 I           R                       I
------------------------------------------------------------------------------------------------------------------
Communicate release of new part
number with usage via Engineering document                 I           R                       I
------------------------------------------------------------------------------------------------------------------
Load base record for new part to SPO system                            r*                      R
------------------------------------------------------------------------------------------------------------------
Issue ECA (engineering change authorization)
to add usage to new part                                               r*                      R
------------------------------------------------------------------------------------------------------------------
Load usage to SPO system                                                                       R
------------------------------------------------------------------------------------------------------------------
Addition of sales channel for a part (i.e. GM                                                  I
Dealer or ACDelco)                                         R
------------------------------------------------------------------------------------------------------------------
Discontinuation of sales channel for a part                R                                               I
------------------------------------------------------------------------------------------------------------------

* Lower case letter indicates future direction subject to Delphi product line agreement

    R - RESPONSIBLE    A - APPROVE    S - SUPPORT     I - INFORM     C - CONSULT

                                                                      APPENDIX C
                                                                     Page 1 of 5

                              DELPHI/SPO AGREEMENT
              PROCESS FOR DETERMINING MARKET BASED TRANSFER PRICES

STEP 1

The Joint Product Teams will determine which ACDelco branded product lines require a market-based price validation effort. That is, some product lines may be already at market-based levels. It is also recognized that certain smaller product lines in terms of sales volume would not be subject to the validation effort.

STEP 2

The Joint Product Teams will be responsible for generating a list of part numbers to be reviewed for verification of Market Based Transfer Pricing. The suggested criteria for creating the sample to be reviewed are:

     1. Part number sample representing the product line's sales distribution

     2. Strategic part numbers (provided by SPO PPD) e.g., recently introduced part numbers.

                                                                      APPENDIX C
                                                                     Page 2 of 5



                              DELPHI/SPO AGREEMENT
              PROCESS FOR DETERMINING MARKET BASED TRANSFER PRICES

STEP 2 continued:

If possible, part numbers are to be segmented by category, e.g., highly engineered, commodity type, etc.

      The file created will contain:
       1. Part Number
       2. Part Description
       3. Current Transfer Price
       4. Current Contract Number
       5. Source code (shipping location)
       6. Units sold for WD, Dealer and Other than Dealer
       7. Dealer and WD price
       8. Extended Dealer and WD sales
       9. Last year First year usage

                                                                      APPENDIX C
                                                                     Page 3 of 5



                              DELPHI/SPO AGREEMENT
              PROCESS FOR DETERMINING MARKET BASED TRANSFER PRICES

STEP 3

Representatives from SPO and Delphi, drawing on their expertise and off-the-shelf data without subjecting individual part numbers or the list of part numbers to the WWP Global Sourcing Process, will assess whether the part number sample represents market based pricing. In addition, for low volume parts within a product line, the pricing analysis should comprehend certain economic factors, e.g. low volume production set up costs, decreased purchased material leverage, tooling costs, etc.

If agreement on market based prices between SPO and the respective Delphi Division is achieved, the agreed upon transfer prices will become effective immediately. However, if either SPO or Delphi does not concur with the recommended pricing, either Delphi or SPO can request the Price Review Committee review the matter. The Price Review Committee will make a final decision to accept the proposed pricing or decide to contract an independent third party to validate a reasonable market based transfer price. The cost of the third party validation effort will be shared 50 - 50 by SPO and the respective Delphi Division. The study will be based on comparable product, market, services, and brand.

                                                                      APPENDIX C
                                                                     Page 4 of 5



                              DELPHI/SPO AGREEMENT
              PROCESS FOR DETERMINING MARKET BASED TRANSFER PRICES

STEP 4

If SPO and the respective Delphi Division cannot reach a consensus on the market based price(s) of the related parts based on the results of the third party validation or quote, they can appeal again to the Price Review Committee, which will make the final decision relative to which price to adopt as market based.

Refer to the flow chart on page 5 of this appendix.

                                                                      APPENDIX C
                                                                     Page 5 of 5



                         PROCESS FOR DETERMINING MARKET
                             BASED TRANSFER PRICES

     Product
     Teams to      YES     Part Number             Joint Review   OKAY
 Determine Which    -->    Sample Determined  -->  by SPO and      -->  New Transfer Prices Become
  Product Lines            by Product Teams           Delphi               Effective Immediately
     Require
     Analysis                                            | NOT
                                                         | OKAY
        | NO
        |                                             Price       OKAY      Final Decision to
                                                     Review        -->     Accept New Transfer
   No Action                                          Group                       Prices
    Required;
 Prices Remain                                           | NOT
     as is                                               | OKAY

                                                      Contract
                                                    3rd Party to
                                                   Validate Market
                                                     Based Price

                                                         |
                                                         |         NOT
                                             OKAY      Joint      OKAY            Price
               New Transfer Prices Become  <------   Review by    --->           Review       --->       Final Decision
                  Effective Immediately               SPO and                     Group
                                                       Delphi



                                                                      APPENDIX D
                                                                     Page 1 of 1



                              DELPHI/SPO AGREEMENT
                EXIT RESPONSIBILITY FOR RELATED ACDELCO PRODUCTS
                          (EXCLUDES SALE OF BUSINESS)

                                                                                         DELPHI                               SPO
                              FUNCTION/TASK                   DELPHI          SPO       DIVISION       DELPHI       SPO    SUPPLIER
                                                             ENGRG.*        ENGRG.*      /SALES        PURCH.     PURCH.     MGMT


Timely written notification of divestiture plans                                           R              I          I          I
Provide list of parts involved and production
      discontinuance date for each part                                                    R              I          I          I
Identify potential new/approved sources                         R                                         R          C          C
Provide Tooling and equipment req'mnts                                                     R              I          I
Provide engineering prints  (including Packaging
if applicable)                                                  R              I           R              I          I
Appoint divestiture coordinator                                 I              I           R                         R          I
Sourcing Responsibility for new source                          A              I                          C          R          I
Validate new source processes &
     manufacturing capabilities                                 C#             R                                     I
Perform sample approval                                         C#             R                          I          I
Determine bridge run or all-time buy                                                       C              C          C          R
Determine disposition of existing tools & equipment                                        R              A          A          A



*Engineering Includes Product, Mfg. & Quality Engrg.
     R - RESPONSIBLE     A - APPROVE   I - INFORM     C - CONSULT

  #Note: When Delphi Divests of Engineering Expertise, there will be a transition period.

                                                                      APPENDIX E
                                                                     Page 1 of 4


                              DELPHI/SPO AGREEMENT
                               DIRECT AFTERMARKET


A significant portion of the exclusivity agreement between SPO and Delphi pertains to the management of direct Aftermarket Sales (i.e., Bulk Sales).

SPO will be the only organization selling parts and/or components to the aftermarket.

     AFTERMARKET: Any assembly, sub-assembly or component part sold into the aftermarket for the purpose of repair, replacement, or maintenance of a vehicle. (Exception: Delphi Packard Electrical Systems will continue to sell directly to the aftermarket.)

The Delphi Divisions will continue to sell service replacement parts that are exclusive to any original equipment business that Delphi may have. For example, this comprehends Toyota service replacement parts branded as Toyota parts when Delphi supplies the same part to Toyota as original equipment.

     ORIGINAL EQUIPMENT MARKET: Any assembly, sub-assembly or component part incorporated into a vehicle or piece of equipment for the purpose of an initial sale and subsequent required service replacement parts.

The roles and responsibilities related to direct aftermarket activities are designated by the Joint Product Teams, Delphi and SPO as follows:

                                                                      APPENDIX E
                                                                     Page 2 of 4

                              DELPHI/SPO AGREEMENT
                               DIRECT AFTERMARKET


DELPHI ROLES AND RESPONSIBILITIES

Provide Price List Information

                   - Part Number     - Description
                   - Price           - Lead-time
                   - Standard Pack   - Minimum Order Quantity


*  Meet quoted Lead-times

*  Process quote requests

*  Follow customer's Shipping Routing instructions

*  Assure product carries no GM identification where and when practical

*  No effort should be made to add GM identification

*  Advise surplus, overrun, Less-than-OE product availability

*  Advise new part numbers available

*  Advise new product categories available

*  Provide engineering data as required

*  Assist in resolution of New Defective, shipping and billing claims

*  Advise part number status (i.e. supercession, discontinue)

*  Advise excess capacity

*  Advise divestiture plans

*  Advise capacity plans

*  Participate in Product Team processes/responsibilities

                                                                      APPENDIX E
                                                                     Page 3 of 4



                              DELPHI/SPO AGREEMENT
                               DIRECT AFTERMARKET

SPO ROLES AND RESPONSIBILITIES

*  Provide a dedicated sales force

*  Perform customer contact

*  Prospect new distribution

*  Develop new customer and market opportunities (Manufacturers & Marketers)

*  Process customer orders

    - Receive

    - Format

    - Edit

    - Confirmation

*  Process quotes

*  Publish Price List

*  Provide customer invoicing

*  Provide customer order status

*  Resolve New Defective, shipping and billing customer claims

                                                                      APPENDIX E
                                                                     Page 4 of 4

                              DELPHI/SPO AGREEMENT
                               DIRECT AFTERMARKET

SPO ROLES AND RESPONSIBILITIES (CONT.)

*  Administer Credit & Collection process

*  Hold customer receivables

*  Provide sales reporting

*  Forecast Annual Sales

*  Assure customer adherence to Program "Standard and Guidelines"

*  Assure customers sign Program "Terms and Conditions"

*  Administer a common program approved by GM legal

*  Maintain equitable distribution practices for customer base

*  Analyze market conditions

*  Provide New Customer Profiles for Product Team Review

*  Participate in Product Team processes/responsibilities

                                                                      APPENDIX F
                                                                     Page 1 of 2


                              DELPHI/SPO AGREEMENT
                              PRIVATE LABEL SALES


Consistent with the exclusive sales and supply agreement between SPO and Delphi, private label sales will continue to be part of the ACDelco offering. For example, SPO may sell a battery to Wal-Mart that is branded as a Wal-Mart battery.

   It is expected that on a product line by product line basis, the joint product teams will review market share, capacity, the ACDelco and GM Parts business plans; and develop business cases supporting private label opportunities as appropriate. Delphi is free to bring forward any private label opportunities. Delphi will work with SPO to secure this business, especially where related to private label batteries. Where either party feels the other is not acting in a manner to pursue and win this business, appeals to the Price Review Committee can be initiated.

   SPO recognizes the need to work with Delphi to maximize capacity utilization. In those cases where the SPO forecast indicates there will be excess manufacturing capacity, SPO is committed to investigating private label opportunities which can result in additional net volume.

   Under no circumstances should private label volume have preference over GM Parts and ACDelco branded volume.

   Both SPO and Delphi price review procedures should be followed. Appeals to the approval process would flow to the Price Review Committee.

                                                                      APPENDIX F
                                                                     Page 2 of 2



                              DELPHI/SPO AGREEMENT
                              PRIVATE LABEL SALES

Private Label Roles and Responsibilities

SPO will be responsible for:                Delphi will be responsible for:

* Sales                                     * Manufacturing
* Marketing                                 * Engineering
* Distribution (except batteries)

Private Label Transfer Price

   Jointly the SPO and Delphi Finance and Purchasing departments, in conjunction with joint product teams, will negotiate appropriate transfer prices. It is expected that SPO will recover all variable expenses (including but not limited to material, discounts & allowances, freight and warranty) and incremental structural costs. For certain select customers to be mutually agreed upon by SPO and Delphi-E, an exception will be made to this calculated private label pricing; these select customers will be priced at SPO variable expense excluding warranty. Warranty will be billed at the actual "as-incurred" cost levels. In the case of these customers, SPO will work with Delphi-E to reduce the incurred warranty expense to acceptable levels. SPO does not intend to profit directly from nor subsidize private label sales. (Royalties are not paid on private label sales.) With mutual agreement of SPO and Delphi, specific private label sales may be administered under the bulk sales portion of this agreement.

                                                                      APPENDIX G
                                                                     Page 1 of 3


                              DELPHI/SPO AGREEMENT
               FORMAT OF CURRENT SALES FORECAST PROVIDE TO DELPHI

--------------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE                             TYPE OF FORECAST                                 FREQUENCY
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
SPARK PLUG - ALL TYPES                   MARKETING GENERATED FORECAST FOR YEAR.           UPDATED YEARLY
                                         BROKEN DOWN TO SPECIFIC PART NUMBERS             REVIEWED QUARTERLY
                                         BY SUPPLIER MGT.- MANUAL PROCESS.
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
OIL FILTERS                              MARKETING GENERATED FORECAST BY MONTH            UPDATED AS NEEDED.
                                         FOR A CALENDAR YEAR.                             (MIN YEARLY)
                                         BROKEN DOWN TO SPECIFIC PART NUMBERS             REVIEWED WEEKLY BY
                                         BY SUPPLIER MGT.- MANUAL PROCESS.                SUPPLIER MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
AIR FILTERS                              MARKETING GENERATED FORECAST BY MONTH            UPDATED AS NEEDED.
                                         FOR A CALENDAR YEAR.                             (MIN YEARLY)
                                         BROKEN DOWN TO SPECIFIC PART NUMBERS             REVIEWED WEEKLY BY
                                         BY SUPPLIER MGT.- MANUAL PROCESS.                SUPPLIER MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
GAS FILTERS                              SUPPLIER MANAGEMENT PROVIDES A YEARLY            UPDATED QUARTERLY
                                         FORECAST BASED ON PAST YEARS SALES.              BY SUPPLIER MGT.
                                         BROKEN DOWN TO SPECIFIC PART NUMBERS             REVIEWED QUARTERLY
                                         BY SUPPLIER MGT.- MANUAL PROCESS.                BY SUPPLIER MGT.
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
FUEL PUMPS                               MARKETING GENERATED FORECAST BY MONTH            UPDATED YEARLY
                           ROLLERVANE    FOR A CALENDAR YEAR.                             BY MARKETING.
                             SOLENOID    BROKEN DOWN BY PRODUCT TYPE BY MARKETING.        MONITORED MONTHLY BY
                                  TBI                                                     SUPPLIER MGT.
                                  MRA
                            PURCHASED
                          SENSOR KITS
--------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX G
                                                                     Page 2 of 3


                              DELPHI/SPO AGREEMENT
               FORMAT OF CURRENT SALES FORECAST PROVIDE TO DELPHI

--------------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE                             TYPE OF FORECAST                                 FREQUENCY
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
IGNITION                                 FORECAST TO BE PROVIDED IN 1998
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
STARTERS & ALTERNATORS                   ANNUAL FORECAST BY MONTH BY PRODUCT              PROVIDED ANNUALLY
                                                                                          UPDATED MONTHLY IF REQD
--------------------------------------------------------------------------------------------------------------------------
DELPHI E&E
MASS AIR FLOW SENSORS                    SUPPLIER MANAGEMENT PROVIDES LTPI AS             GENERATED MONTHLY
PLASTIC AIR CLEANERS                     GENERATED BY SPARCS.                             SEND HARD COPY
PVC & F/BRTHR
SHEET METAL AIR CLEANERS
PURCH. F/BRTHR
OXYGEN SENSORS
CATALYTIC CONVERTERS
PURCH. OIL/GAS FILTERS
EXHAUST SENSORS
CFLS - 3819
SENSOR KITS
FUEL STRAINERS
PCV
PEDALS
TEMP. SENSORS
CONTROL MOD. SERVOS
SENSORS/SWITCHES
--------------------------------------------------------------------------------------------------------------------------
DELCO ELECTRONICS                        SUPPLIER MANAGEMENT PROVIDES LTPI AS             PROVIDED MONTHLY
                                         GENERATED BY SPARCS.                             SEND HARD COPY
--------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX G
                                                                     Page 3 of 3


                              DELPHI/SPO AGREEMENT
               FORMAT OF CURRENT SALES FORECAST PROVIDE TO DELPHI

----------------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE                             TYPE OF FORECAST                                     FREQUENCY
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DELPHI INTERIOR & LIGHTING               FORECAST TO BE PROVIDED IN 1998
----------------------------------------------------------------------------------------------------------------------------
DELPHI CHASSIS                           LEVEL SCHEDULE - BRAKE PARTS ONLY                    PROVIDED WEEKLY
                                         MARKETING PROVIDED ANNUAL FORECAST ON
                                         BRAKES AND SHOCKS
----------------------------------------------------------------------------------------------------------------------------
DELPHI PACKARD                           SUPPLIER MANAGEMENT PROVIDES LTPI AS                 PROVIDED MONTHLY
                                         GENERATED BY SPARCS.                                 SEND HARD COPY
  - WIRE SETS                            MARKETING INPUT FOR WEEKLY LEVEL                     REVIEWED WEEKLY
                                         SCHEDULING TO SET CAPACITY REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------------
DELPHI HARRISON                          MARKETING PROVIDE FORECAST ANNUALLY OF               PROVIDED ANNUALLY
  PRODUCT GROUPS:                        MONTHLY REQUIREMENTS, BROKEN DOWN BY                 UPDATED MONTHLY IF REQD
  - 3 - COMPRESSORS                      PRODUCT CATEGORY
  - 3 - RADIATORS
  - 4 - CONDENSERS
  - 1 - EVAPORATORS
  - 1 - MOTOR & FAN ASM
  - 1 - HEATER CORES
--------------------------------------------------------------------------------------------------------------------------
DELPHI SAGINAW                           MARKETING PROVIDE FORECAST ANNUALLY OF
  PRODUCTS GROUPS:                       MONTHLY REQUIREMENTS, BROKEN DOWN BY
  - REMAN  P & N PUMPS                   PRODUCT CATEGORY
  - REMAN RACK & PINION - ALL MAKES
  - REMAN RACK & PINION  ETO
--------------------------------------------------------------------------------------------------------------------------
